Exhibit 99.1

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[LOGO]

Seizing The Targeted Media Opportunity

December, 2005

[GRAPHIC]

Forward Looking Statements

This presentation contains forward-looking statements as that term is used under the Private Securities Litigation Act of 1995.  These forward-looking statements are based on the current assumptions, expectations and projections of the Company’s management about future events. Although the assumptions, expectations and projections reflected in these forward-looking statements represent management’s best judgment at the time of this presentation, the Company can give no assurance that they will prove to be correct. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results of the Company to differ materially from those anticipated in these forward-looking statements.  Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These forward-looking statements are subject to risks and uncertainties and, therefore, actual results may differ materially. The Company cautions you not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  All references to “Company” and “PRIMEDIA” as used throughout this presentation refer to PRIMEDIA Inc. and its subsidiaries.

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Targeted Media
A Significant Business Opportunity

Mass advertising (and its dependent media) is in peril.  Yet, the opportunity for advertisers and targeted media has never been brighter.

—Bernstein Research, May, 2004

As Mike McHale, Senior VP, Group Media Director for Optimedia, points out, a marketer can buy multiple pages in PRIMEDIA’s Stereophile for what it would spend for a single page in a national newsmagazine, all the while reaching technophiles in a highly targeted environment. “When a consumer electronics company comes in with $200,000 to spend, they’re not going to buy a big book. They’re going to buy smaller books that hopefully will reach influencers in the category,” McHale said.

—MEDIAWEEK, November, 2005

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Multi-Media Offering Maximizes Connection
Between Advertisers, Enthusiasts, and PRIMEDIA

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Targeted Publications,	Targeted	Targeted TV	Targeted
Books, Videos	Events	Programming	Web sites

15+ Million Avg. Monthly Circ.	2+ Million	89+ Million	20+ Million Monthly
31+ Million Customer Database	Attendees	Annual Impressions	Unique Visitors
300+ Branded Products

Targeted Marketing Surrounding Engaged Audience = High ROI

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PRIMEDIA’s Evolution

•                  The Third Chapter:

From M&A…

To Internet…

To Focused Operating Company.

•                  Increased financial strength.

•                  Organic growth strategies for each business segment.

•                  Acquisitions only if they strengthen our existing core businesses and generate tangible synergies.

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PRIMEDIA’s Business Segments

(3Q05 LTM, $ Millions)	Enthusiast Media	Consumer Guides	Education	Total

% Total Revenue	65%	29%	6%

Revenue	$687.1	$309.3	$67.6	$1,063.5

Segment EBITDA	$144.1	$75.5	$7.9	$201.4

Segment EBITDA Margin	21%	24%	12%	19%

All revenue and Segment EBITDA numbers in this presentation are for continuing businesses excluding discontinued operations.  Total includes Intersegment Eliminations and Corporate Overhead.
All non-GAAP terms reconciled to GAAP in the Company’s filings with the Securities and Exchange Commission.

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Enthusiast Media (65% of LTM Revenue)

[GRAPHIC]

America’s Leading Enthusiast Media Company
Most Ad Pages of Any U.S. Publisher, 72% More Than Closest Competitor

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Enthusiast Media Strategy

•                  Improve product quality to grow circulation and advertising revenue.

•                  Expand online business beyond advertising to encompass buyer-seller transactions.

•                  Attract non-endemic advertisers with PRIMEDIA’s dominance in male 18-34 market.

•                  Extend brands into events, other media, and merchandise.

•                  Aggressively manage costs.

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Improving Product Quality

Redesigns drive positive brand dynamics:

•                  Drives additional newsstand sales, higher subscription renewal rates, and more endemic advertising.

•                  Higher quality increases non-endemic advertiser interest.

•                  Serves as the foundation for additional brand growth: Line extensions, online, video, and merchandise.

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Improving Product Quality
Nine Successful Redesigns to Date

[GRAPHIC]

Impact of Redesigns

Average Newsstand Copies Sold:  +10% Versus Prior Twelve Month Trend

Process Will Be Applied Across All Major Titles

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Improving Product Quality
Improvements to Redesign Process

•                  Accelerate progress by simultaneously implementing multiple redesigns.

•                  Upgrade editorial and art talent, as needed.

•                  Implement meaningful redesigns (versus minor modifications).

•                  Introduce aggressive advertising programs with redesigns.

•                  Instill accountability, tracking, and discipline.

•                  Increase rigor in cover testing and implement content testing.

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Brand Extensions Are Key Growth Component

Established Brand			New Extension

[GRAPHIC]	Motor Trend	Motor Trend Classic	[GRAPHIC]

[GRAPHIC]	Sail	BoatWorks	[GRAPHIC]

[GRAPHIC]	Truckin’	Diesel Power	[GRAPHIC]

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Steady Growth In
Online Advertising and Subscriber Acquisition

3Q05 YTD Ad Revenue: +12%	3Q05 YTD Subscriber Acquisition: +11%

[GRAPHIC]	[GRAPHIC]

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Aggressively Penetrate Online Transactions

•                  Major buyer-seller transactions in many of our enthusiast categories:

•                  New Cars, Classic Cars, Aftermarket Parts, Horses, Sailboats and Yachts, Antique Firearms.

•                  Online markets are large and growing.

•                  Transactional sites monetize at considerably higher rates than enthusiast information-only sites and are highly profitable.

•                  Our content and our access to both buyers and sellers are unique advantages.

•                  Capabilities and technology needed to build these sites are complex and slow to build organically.

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Recent Transactions Accelerate Online Growth

Automotive.com
Automotive.com is market leader
[GRAPHIC]	in generating new car leads for dealers
and auto manufacturers.

Transactions Double Segment’s
Monthly Unique Visitors
to 20+ Million
Equine.com
Equine.com is market leader in online
[GRAPHIC]	transactions of horses and equine
equipment.

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Acquisitions Enhance Online Position

[CHART]	[CHART]

PEM = PRIMEDIA’s Enthusiast Media Segment

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Automotive.com Transaction
Generates Significant Synergies With
Enthusiast Media’s Existing Auto Sites

Existing Auto Sites	Content	Automotive.com
Advertising Revenue

[GRAPHIC]	Technology	[GRAPHIC]
Internet Skills (SEO)
Scale

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Both Acquisitions Extendable Across Segment

Equine.com	Automotive.com

[GRAPHIC]	[GRAPHIC]

Marine, Antique Firearms, Classic Cars	Aftermarket Parts

Business Model and Technology Will Be Applied In Other Enthusiast Media Categories

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Extending Brands To New Products:

Events, Licensing, and Television

[GRAPHIC]

3Q05 YTD

Events Revenue:  +8%

Licensing Revenue:  +31%

TV/Radio Revenue:  +34%

Total:  +15%

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Attracting Non-Endemic Advertisers With

PRIMEDIA’s Dominance in Male 18-34 Market

New or incremental advertisers... that are targeting the 18-34 male audience.

[GRAPHIC]	[CHART]

Source: Audience shown is the gross sum of 2004 Fall MRI measured readership for each company’s magazines and DJG estimates of unmeasured magazine readership based on industry norms.

15% of 3Q05 YTD Ad Revenue With Considerable Untapped Potential

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Consumer Guides (29% of LTM Revenue)

[GRAPHIC]

Largest Publisher and Distributor of Consumer Guides

PRIMEDIA Investing For Growth

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Distribution is Key Competitive Differentiator

[GRAPHIC]

•                  DistribuTech has more locations (49,000+) than competitors combined.

•                  More DistribuTech racks in retail locations (16,000+) than competitors combined.

•                  Most leading U.S. retailers under contract.

•                  Over 95% of contracts with retail chains are exclusive agreements.

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Apartment Guide:  30 Years of Growth

#1 in 72 of 75 Markets.  Most recognized name in industry.

ADVERTISER LISTINGS

[GRAPHIC]
PRINT DISTRIBUTION	20,000 Listings	ONLINE DISTRIBUTION

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

24 Million Circulation		340 Million Page Views
16,000 Retail Locations	90% Advertiser Renewal Rate	15 Million Unique Users

•                  Apartment Guide typically delivers 30% of a community’s leases (advertisers’ largest lease source).

•                  If a community receives 50 prospective tenants/month…

…and 10 were from Apartment Guide…

…12 leases were signed…

…and 4 were from Apartment Guide…

…if the community paid $900/month to advertise in Apartment Guide…

…the cost-per-lease is $225, significantly lower than almost all competitors.

If rent is $1K/month and tenant stays 18 months, $225 investment generates $18K for community.

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New Home Guide Growth

[GRAPHIC]

•                  Leverages DistribuTech distribution

•                  3Q05 YTD Revenue:  +56%

•                  Added 6 guides in May, 2005

•                  25 publications vs. 80 Apartment Guides

•                  Solid market fundamentals

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Auto Guide Growth

[GRAPHIC]

•                  Leverages DistribuTech distribution

•                  Established 2004.  $13.2 million annualized quarterly revenue run rate as of 3Q05.

•                  13 publications

•                  Scalable nationally

•                  Market larger than Apartment Guide

•                  Weekly revenue stream

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30 Years of Consumer Guides Success

•                  DistribuTech provides unmatched competitive advantages and barriers to entry.

•                  High advertiser renewal rates driven by provable leads generated by combined print/Internet “Printernet” media.

•                  Industry-leading web sites.

•                  Efficient, automated processes maximize margins.

•                  All three Guide products address large markets.

•                  Investments expected to yield strong future returns.

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Education (6% of LTM Revenue)

[LOGO]

•                  Expand beyond the traditional advertiser.

[LOGO]

•                  Introducing digital platform.

•                  Fifth quarter of revenue growth after 13 quarters of declines.

[LOGO]

•                  Maximizing strategic partnership with Mass General Hospital.

•                  Grown revenue and Segment EBITDA every quarter in 2005.

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Financial Strength

•                  Net debt and preferred stock reduced by $1.2 billion (post-Automotive.com) since September 30, 2001.

•                  Reduced multiple of net debt and preferred to Segment EBITDA to 7.2x from 12x since September 30, 2001.

•                  Pro-forma blended cost of debt 8.0%; 54% of debt carrying a fixed-rate.

•                  All preferred stock redeemed.

•                  Net debt of $1.45 billion.  Nearest significant maturity not until 2010.

•                  Ample unused bank facilities.

•                  More than $1 billion of NOLs.

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Summary:  Enthusiast Media (65% of LTM Revenue)

•                  Redesigns:  Improve the execution and accelerate the pace.

•                  Online:  Drive growth through transactions businesses and pageview growth.

•                  Continue to grow other revenue streams.

•                  Accelerate efforts to drive non-endemic advertising revenue via PRIMEDIA’s unparalleled male franchise.

•                  Improve cost efficiency.

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Summary:  Consumer Guides (29% of LTM Revenue)

•                  Apartment Guide continuing 30 years of growth as advertisers’ largest lead source and most recognized print and online brand in industry.

•                  DistribuTech providing greater distribution than all competitors combined.

•                  Strong results from New Home Guide.  3Q05 YTD revenue +56%.

•                  Auto Guide opportunity larger than Apartment Guide:  13 guides with $13.2 million annualized quarterly revenue run rate in just over one year.

•                  Investments expected to yield strong returns.

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Summary:  Education (6% of LTM Revenue)

•                  Channel One:  New CEO driving expansion into other revenue streams.

•                  Films Media Group:   Expansion into digital will fuel continued growth.

•                  Interactive Medical Network:  MassGen partnership creates significant growth opportunities.

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Summary:  PRIMEDIA Inc.

•                  Targeted media is a significant opportunity and PRIMEDIA is best-positioned to seize this opportunity.

•                  2005 Guidance:  Low end of low-to-mid single-digit revenue growth and high single- to low double-digit percentage Segment EBITDA decline versus 2004, primarily due to softness in automotive markets, investments in Consumer Guides, increased paper prices, and Channel One; offset by companywide operational improvements, revenue growth in non-auto Enthusiast categories, Consumer Guides revenue growth, and turnarounds in Films Media and IMN.

•                  Financial strength dramatically improved.

•                  Stay the course on the strategies but improve the quality and speed of the implementation.

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